Exhibit 10.5

Form of Tranche 2 Warrant and Additional Warrant

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No.:

WARRANT TO PURCHASE COMMON STOCK OF

SATCON TECHNOLOGY CORPORATION

(void after [        ], 20XX(1))

1.     Issuance of Warrant. FOR VALUE RECEIVED, from and after the Issue Date, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from SatCon Technology Corporation, a Delaware corporation (the “Company”), at any time before 5:00 p.m. New York City time on [       ], 20XX(2) (the “Termination Date”), the Warrant Shares (as defined below) at a price per share equal to the Warrant Price (as defined below) upon exercise of this Warrant pursuant to Section 6 hereof.

2.     Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

(a)      “Additional Shares of Common Stock” means as such term is defined in the Certificate of Designation.

(b)     “Aggregate Per Common Share Price” means as such term is defined in the Certificate of Designation

(1)   Insert date that is the seven year anniversary of the Issue Date.

(2)   Insert date that is the seven year anniversary of the Issue Date.

(c)      “Business Day” means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York or the District of Columbia are authorized to be closed.

(d)     “Certificate of Designation” means the Certificate of Designation with respect to the Company’s Series C Convertible Preferred Stock, par value $0.01 per share, adopted by the Company’s Board of Directors substantially in the form attached as Exhibit E to the Purchase Agreement.

(e)      “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the Principal Market, as reported by Bloomberg L.P., or any successor performing similar functions (“Bloomberg”), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the trade price of such security immediately prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 10. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(f)      “Common Stock” means the Company’s Common Stock, $0.01 par value per share.

(g)     “Common Stock Equivalents” means as such term is defined in the Certificate of Designation.

(h)     “Conversion Price” means as such term is defined in the Certificate of Designation.

(i)       “Convertible Securities” means as such term is defined in the Certificate of Designation.

(j)       “Holder” means [              ] or its assigns.

(k)      “Issue Date” means [             ].(3)

(3)   Insert date on which Warrant is issued by the Company.

(l)       “Person” means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

(m)     “Principal Market” means The Nasdaq Capital Market.

(n)     “Purchase Agreement” means that certain Stock and Warrant Purchase Agreement, dated as of November 8, 2007, by and among the Company and the Purchasers (as defined therein).

(o)     “Series C Preferred Stock” means the Company’s Series C Convertible Preferred Stock, par value $0.01 per share.

(p)     “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or trading market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York time).

(q)     “Warrant Price” means $1.25 per share subject to adjustment under Section 3.

(r)      “Warrant Shares” means the shares of Common Stock (or other securities) purchasable upon exercise of this Warrant. The total number of shares to be issued upon the exercise of this Warrant shall be [          ] shares, subject to adjustment under Section 3.

3.     Adjustments and Notices. The Warrant Price and/or the Warrant Shares shall be subject to adjustment from time to time in accordance with this Section 3. The Warrant Price and/or the Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the Issue Date.

(a)      Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased. In case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such combination shall be proportionately decreased. In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b)     Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of the Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c)      Effect of Consolidation, Merger or Sale. Upon (i) any consolidation, merger, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or (ii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (each of the foregoing events is herein referred to as a “Business Combination”), then the Company or the successor or purchasing person, as the case may be, shall issue a replacement Warrant providing that such Warrant shall be exercisable for the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such Business Combination by a holder of a number of shares of Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available for issuance upon exercise of all such Warrants) immediately prior to such Business Combination assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such Business Combination (provided that, if the kind or amount of securities, cash or other property receivable upon such Business Combination is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“non-electing share”), then for the purposes of this Section the kind and amount of securities, cash or other property receivable upon such Business Combination for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such replacement Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. If, in the case of any such Business Combination, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock shall include shares of stock or other securities and assets of a corporation other than the successor or purchasing person, as the case may be, in such Business Combination, then such replacement Warrant shall also be executed by such other person and shall contain such additional provisions to protect the interests of the holder of this Warrant as the Company’s Board of Directors shall reasonably consider necessary by reason of the foregoing. The aggregate Warrant Price for the stock and other securities, property and assets (including cash) so receivable upon such event shall be an amount equal to the aggregate Warrant Price immediately prior to such event.

The Company shall mail such replacement Warrant to each holder of Warrants, at such holder’s address appearing in the register within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such replacement Warrant.

The above provisions of this Section shall similarly apply to successive or series of related Business Combinations.

(d)     Adjustments for Dilutive Issuances. In the event the Company shall, at any time and from time to time (i) issue or sell any Additional Shares of Common Stock at a price per share less than the Conversion Price then in effect or (ii) issue or sell any Convertible Securities or Common Stock Equivalents with an Aggregate Per Common Share Price less than the Conversion Price then in effect (or if there are no longer any shares of Series C Preferred Stock outstanding, the price per share or Aggregate Per Common Share Price, as applicable, less than the Conversion Price that would be in effect as if shares of Series C Preferred Stock were still outstanding, which for the avoidance of doubt, shall equal the Warrant Price then in effect divided by 120%), the Warrant Price shall be adjusted, mutatis mutandis, in accordance with Sections 5(e)(iv) and (v) of the Certificate of Designation. For the avoidance of doubt, the intent of this Section 3(d) is to apply the weighted average anti-dilution formula set forth in Sections 5(e)(iv) and (v) of the Certificate of Designation so that the Warrant Price remains equal to the product of 120% multiplied by the Conversion Price (or, in the case that no shares of Series C Preferred Stock remain outstanding, the Conversion Price that would be in effect as if shares of Series C Preferred Stock were still outstanding). Upon each such adjustment of the Warrant Price pursuant to this Section 3(d), the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment. The above provisions of this Section 3(d) shall similarly apply to successive issuances of Additional Shares of Common Stock at a price per share less than the Conversion Price then in effect and successive issuances of Convertible Securities or Common Stock Equivalents with an Aggregate Per Common Share Price less than the Conversion Price then in effect. Notwithstanding the foregoing, the Company shall not be required to make any adjustment to the Warrant Price as a result of any of the issuances of securities described in Section 5(e)(viii) of the Certificate of Designation.

(e)      Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price or Warrant Shares, the Company, at its own expense, shall cause its Chief Financial Officer (or similar officer) to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(f)      No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 3 against impairment. If an event not specified in this Section 3 occurs that has substantially the same economic effect on the Warrant as those specifically enumerated, then Section 3 shall be construed liberally, mutatis mutandis, in order to give the Warrant the intended benefit of the protections provided under this Section 3. In such event, the Company’s Board of Directors shall make an appropriate adjustment in the Warrant Price and number of Warrant Shares so as to protect the rights of the holders of this Warrant; provided that no such adjustment shall increase the Warrant Price as otherwise determined pursuant to this Section 3 or decrease the number of Warrant Shares.

(g)     Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

4.     No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

5.     Reservation of Stock. The Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Shares upon the exercise or conversion of this Warrant (after giving effect to the adjustments of Section 3, if any). Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Shares issuable upon the exercise of this Warrant.

6.     Exercise of Warrant. (a) This Warrant may be exercised as a whole or in part by the Holder, at any time on or after the Issue Date and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the number of Warrant Shares as to which this Warrant is to be exercised and accompanied by payment of the Warrant Price for the number of Warrant Shares as to which this Warrant is being exercised in wire transfer or by check (which payment may take the form of a “cashless exercise” if so indicated on the Notice of Exercise and if a “cashless exercise” may occur at such time pursuant to Section 8 below); provided that to the extent any exercise of this Warrant requires notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the Company and the Holder agree to use commercially reasonable efforts to promptly file such notification, and the exercise of this Warrant is conditioned upon the expiration or early termination of the HSR Act waiting period. Execution and delivery of the Notice of Exercise in respect of less than all of the Warrant Shares issuable upon exercise of this Warrant shall have the same effect as cancellation of the original Warrant and the issuance of a new warrant evidencing the right to purchase the remaining number of Warrant Shares.

(b)     This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise and payment of the applicable Warrant Price as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.

(c)      As promptly as practicable after such date (but in no event later than three Trading Days after this Warrant is exercised), the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Shares issuable upon such exercise.

7.     Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided:

(a)      that the Holder provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act, and

(b)     that the Holder surrenders this Warrant with the Form of Assignment attached hereto as Attachment 3, duly completed and signed, to the Company.

Upon any such transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

8.     Warrant Exercise  The Holder shall have the right to either (1) exercise the Warrant by paying the Warrant Price in immediately available funds or (2) exercise the Warrant on a “net share” or cashless exercise basis by satisfying its obligation to pay the Warrant Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y x (A - B)

A

Where:

X = the net number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Sale Prices for the five Trading Days immediately prior to (but excluding) the date this Warrant is exercised.

B = the Warrant Price

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

9.     Termination. At 5:00 P.M., New York City time on the Termination Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the average of the Closing Sale Price for the five Trading Days immediately prior to (but not including) the Termination Date exceeds the Warrant Price on the Termination Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a “cashless exercise” basis at 5:00 P.M. New York City time on the Termination Date in accordance with Section 8 above.

10.   Dispute Resolution. In the case of a dispute as to the determination of the Warrant Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Warrant Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Warrant Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

11.   Miscellaneous. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware by Delaware residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the Issue Date (defined above).

SATCON TECHNOLOGY CORPORATION

By:

Name:

Title:

Attachment 1

NOTICE OF EXERCISE

TO:  SATCON TECHNOLOGY CORPORATION

1.             The undersigned hereby elects to purchase                                   Warrant Shares of SatCon Technology Corporation pursuant to the terms of the attached Warrant.

2.             The undersigned intends that the payment of the Warrant Price shall be made as (check one):

☐            “Cash Exercise” under Section 8 (clause 1)

☐            “Cashless Exercise” under Section 8 (clause 2)

3.             If the undersigned has elected “Cash Exercise,” the undersigned shall pay the sum of $[          ] to the Company in accordance with the terms of the Warrant.

4.             Please issue a certificate or certificates representing said shares of Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Name in which certificate(s) are to be issued)

(Address)

(Name of Warrant Holder)

By:

Title:

Date signed:

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

In connection with the purchase of the Warrant Shares upon exercise of the enclosed Warrant, the undersigned hereby represents to SatCon Technology Corporation (the “Company”) as follows:

(a)   The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b)   The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c)   The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d)   The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

(e)   The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a “broker’s transaction” or in transactions directly with a “market maker” (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

(f)    The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act.

Dated:

(Typed or Printed Name)

By:
(Signature)

(Name)

(Title)

2

Attachment 3

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                  the right represented by the within Warrant to purchase                              shares of Common Stock of SatCon Technology Corporation to which the within Warrant relates and appoints                                     attorney to transfer said right on the books of SatCon Technology Corporation with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: